EXHIBIT 24.1

                                POWER OF ATTORNEY

         WITNESSETH, that each of the undersigned directors of FIRST CITIZENS BANCSHARES, INC. ("BancShares"), a Delaware corporation, by his or her execution hereof, hereby constitutes and appoints JAMES B. HYLER, JR., FRANK B. HOLDING, JR. and KENNETH A. BLACK, and each of them, as his or her true and lawful attorneys-in-fact and agents, for him or her, and in his or her name, place and stead, to execute and sign the Registration Statement on Form S-4 to be filed by BancShares and FCB/NC Capital Trust I (the "Issuer Trust") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, with respect to the Issuer Trust's New Capital Securities, BancShares' New Junior Subordinated Debentures, and BancShares' New Guarantee of the New Capital Securities, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement, and file all of the same, together with all exhibits and schedules thereto and all other documents in connection therewith, with the Commission and with such state securities authorities as may be appropriate, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all the acts of said attorneys-in-fact and agents, or any of them, which they may lawfully do in the premises or cause to be done by virtue hereof.


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                           Signature                                       Title                        Date


S/          John M. Alexander, Jr.                                         Director                     April__27__, 1998
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            John M. Alexander, Jr.


S/          Ted L. Bissett                                                 Director                     April __27__, 1998
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            Ted L. Bissett


S/          B. Irvin Boyle                                                 Director                     April __ 27__, 1998
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            B. Irvin Boyle


S/          George H. Broadrick                                            Director                     April__27__, 1998
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            George H. Broadrick


S/          Hubert M. Craig, III                                           Director                     April __27__, 1998
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            Hubert M. Craig, III


S/          Betty M. Farnsworth                                            Director                     April__27__, 1998
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            Betty M. Farnsworth


S/          Lewis M. Fetterman                                             Director                     April__27__, 1998
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            Lewis M. Fetterman


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S/          Carmen P. Holding                                              Director                     April__27__, 1998
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            Carmen P. Holding


S/          Frank B. Holding                                               Executive Vice Chairman      April__27__, 1998
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            Frank B. Holding


S/          Frank B. Holding, Jr.                                          Director                     April__27__, 1998
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            Frank B. Holding, Jr.


S/          Lewis R. Holding                                               Chairman                     April__27__, 1998
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            Lewis R. Holding


S/          Charles B. C. Holt                                             Director                     April__27__, 1998
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            Charles B. C. Holt


S/          Edwin A. Hubbard                                               Director                     April__27__, 1998
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            Edwin A. Hubbard


S/          James B. Hyler, Jr.                                            Vice Chairman                April __27__, 1998
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            James B. Hyler, Jr.


S/          Gale D. Johnson                                                Director                     April__27__, 1998
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            Gale D. Johnson


S/          Freeman R. Jones                                               Director                     April__27__, 1998
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            Freeman R. Jones


S/          Lucius S. Jones                                                Director                     April __27__, 1998
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            Lucius S. Jones


S/          Joseph T. Maloney, Jr.                                         Director                     April__27__, 1998
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            Joseph T. Maloney, Jr.


S/          J. Claude Mayo, Jr.                                            Director                     April__27__, 1998
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            J. Claude Mayo, Jr.


S/          William McKay                                                  Director                     April__27__, 1998
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            William McKay


S/          Brent D. Nash                                                  Director                     April __27__, 1998
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            Brent D. Nash


S/          Lewis T. Nunnelee, II                                          Director                     April__27__, 1998
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            Lewis T. Nunnelee, II


S/          Talbert O. Shaw                                                Director                     April__27__, 1998
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            Talbert O. Shaw


S/          R. C. Soles, Jr.                                               Director                     April __27__, 1998
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            R. C. Soles, Jr.


S/          David L. Ward, Jr.                                             Director                     April__27__, 1998
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            David L. Ward, Jr.




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